EX-99.g.2.v

AMENDMENT NO. 5 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

This AMENDMENT NO. 5 TO SECURITIES LENDING AUTHORIZATION AGREEMENT is made and effective as of the 10th day of August, 2016 (the “Effective Date”), by and between each investment company listed on Schedule 1 attached hereto (referred to herein, individually, as a “Client” and, collectively, as the “Clients”) on behalf of one or more of its series funds listed below such investment company on Schedule 1 attached hereto (referred to herein, individually, as a “Fund” and, collectively, as the “Funds”) and THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, N.A (the “Lending Agent”).

WHEREAS, the Client and Mellon Bank, N.A., have entered into a certain Securities Lending Authorization Agreement dated as of July 20, 2007 with respect to certain lendable securities held by each Fund (as amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, The Bank of New York Mellon has succeeded by operation of law to all right, title and interest of Mellon Bank, N.A., in, to and under the Agreement; and

WHEREAS, the Client and the Lending Agent desire to amend the Agreement in certain respects as hereinafter provided:

NOW, THEREFORE, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1.       From and after the Effective Date, the Agreement is hereby amended by deleting Schedule 1 therefrom in its entirety and substituting in lieu thereof a new Schedule 1 identical to that which is attached hereto as Attachment 1.

2.       Except as expressly amended hereby, all of the provisions of the Agreement shall continue in full force and effect; and are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Agreement to “this Agreement” (and all indirect references such as “herein”, “hereby”, “hereunder” and “hereof”) shall be deemed to refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

THE BANK OF NEW YORK MELLON

By:	/s/ Todd Levy
Title:	Todd Levy
Director, Securities Finance
BNY Mellon

DELAWARE GROUP ADVISER FUNDS, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP CASH RESERVE, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS I, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP FOUNDATION FUNDS,

on behalf of its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL &

INTERNATIONAL FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND,

on behalf of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM

GOVERNMENT FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on

behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on behalf of its Funds identified on Schedule 1

DELAWARE VIP TRUST, on behalf of its Funds identified on Schedule 1

VOYAGEUR MUTUAL FUNDS III, on behalf of its Funds identified on Schedule 1

1

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL DIVIDEND & INCOME FUND

By:	/s/ Richard Salus
Title:	Chief Financial Officer

2

Attachment 1 to

AMENDMENT NO. 5 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

SCHEDULE 1

which Amendment is made and effective as of July_, 2016, by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the “Lending Agent”) and the Clients on behalf of their respective Funds.

3

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust

SEC Registration No. 811-07972 (1940 Act)

033-67490 (1933 Act)

Registrant CIK# 0000910682

Tax Year End: October 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Diversified Income Fund Class A Class C Class R Class R6 Institutional Class	07/20/2007	246248744 246248595 246248553 245917612 246248587	DPDFX DPCFX DPRFX DPZRX DPFFX	[TIN OMITTED]	S000003911
Delaware U.S. Growth Fund Class A Class C Class R Class R6 Institutional Class	07/20/2007	245917505 245917703 245917711 245917596 245917802	DUGAX DEUCX DEURX DUZRX DEUIX	[TIN OMITTED]	S000003912
Delaware Global Real Estate Opportunities Fund Class A Class C Class R Institutional Class	09/28/2012	245917653 245917646 245917638 245917620	DGRPX DLPCX DLPRX DGROX	[TIN OMITTED]	S000037873

4

DELAWARE GROUP CASH RESERVE, a Delaware statutory trust

SEC Registration No. 811-02806 (1940 Act)

2-60770 (1933 Act)

Registrant CIK# 230173

Tax Year End: March 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Investments Ultrashort Fund Class A Class C Class L Institutional Class	11/19/2015	245910609 245910708 245910807 245910500	DLTAX DLTCX DLTLX DULTX	[TIN OMITTED]	S000003913

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DELAWARE GROUP EQUITY FUNDS I, a Delaware statutory trust

SEC Registration No. 811-249 (1940 Act)

2-10765 (1933 Act)

Registrant CIK# 027801

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpanr Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Mid Cap Value Fund Class A Class C Class R Institutional Class	02/01/2008	246093868 246093850 246093843 246093835	DLMAX DLMCX DLMRX DLMIX	[TIN OMITTED]	S000020812

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DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust

SEC Registration No. 811-750 (1940 Act)

2-13017 (1933 Act)

Registrant CIK# 027574

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Value Fund Class A Class C Class R Class R6 Institutional Class	07/20/2007	24610C881 24610C865 245907860 24610C840 24610C857	DDVAX DDVCX DDVRX DDZRX DDVIX	[TIN OMITTED]	S000002391

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DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust

SEC Registration No. 811-4413 (1940 Act)

033-442 (1933 Act)

Registrant CIK# 778108

Tax Year End: March 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio} or Class Identifier#
Delaware Healthcare Fund Class A Class C Class R Institutional Class	08/15/2007	24610E101 24610E200 24610E309 24610E408	DLHAX N/A N/A DLHIX	[TIN OMITTED]	S000018873
Delaware Smid Cap Growth Fund Class A Class C Class R Class R6 Institutional Class	7/20/2007	245906102 245906409 245906508 24610A505 245906201	DFCIX DEEVX DFRIX DFZRX DFDIX	[TIN OMITTED]	S000003914
Delaware Small Cap Growth Fund Class A Class C Class R Institutional Class	6/30/2016	24610A604 24610A703 24610A885 24610A802	DSGDX DSGEX DSGFX DSGGX	[TIN OMITTED]	-

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DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust

SEC Registration No. 811-4997 (1940 Act)

33-11419 (1933 Act)

Registrant CIK# 809821

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Wealth Builder Fund	07/20/2007			[TIN OMITTED]	S000002399
Class A		24610B107	DDIAX
Class C		24610B305	DDICX
Class R Institutional Class		24610B842 24610B404	DDDRX DDIIX
Delaware Small Cap Core Fund	07/20/2007			[TIN OMITTED]	S000002400
Class A		24610B883	DCCAX
Class C		24610B867	DCCCX
Class R		24610B834	DCCRX
Class R6		246108826	DCZRX
Institutional Class		246108859	DCCIX
Delaware Small Cap Value Fund	07/20/2007			[TIN OMITTED]	S000002401
Class A		246097109	DEVLX
Class C		246097406	DEVCX
Class R		246097505	DVLRX
Class R6		24610B818	DVZRX
Institutional Class		246097208	DEVIX

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DELAWARE GROUP FOUNDATION FUNDS, a Delaware statutory trust

SEC Registration No. 811-08457 (1940 Act)

333-38801 (1933 Act)

Registrant CIK# 1048133

Tax Year End: March 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Foundation Growth Allocation Fund Class A Class C Class R Institutional Class	05/22/2008	245918883 245918867 245918826 245918859	DFGAX DFGCX DFGRX DFGIX	[TIN OMITTED]	S000004197
Delaware Foundation Conservative Allocation Fund Class A Class C Class R Institutional Class	05/22/2008	245918107 245918305 245918818 245918404	DFIAX DFICX DFIRX DFIIX	[TIN OMITTED]	S000004198
Delaware Foundation Moderate Allocation Fund Class A Class C Class R Institutional Class	05/22/2008	245918503 245918701 245918834 245918800	DFBAX DFBCX DFBRX DFFIX	[TIN OMITTED]	S000004196
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DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust

SEC Registration No. 811-6324 (1940 Act)

33-41034 ()933 Act)

Registrant CIK# 875610

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Emerging Markets Fund Class A Class C Class R Class R6 Institutional Class	07/20/2007	245914841 245914825 245914569 245914510 245914817	DEMAX DEMCX DEMRX DEMZX DEMIX	[TIN OMITTED]	S000003916
Delaware Global Value Fund Class A Class C Class R Institutional Class	07/20/2007	245914718 245914684 N/A 245914676	DABAX DABCX N/A DABIX	[TIN OMITTED]	S000003917
Delaware International Value Equity Fund Class A Class C Class R Institutional Class	07/20/2007	245914106 245914858 245914577 245914403	DEGIX DEGCX DIVRX DEQIX	[TIN OMITTED]	S000003918
Delaware Focus Global Growth Fund Class A Class C Class R Institutional Class	11/19/2008	246118541 246118533 246118525 246118517	DGGAX N/A N/A DGGIX	[TIN OMITTED]	S000024716

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Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Asia Select Fund Class A Class C Institutional Class	11/19/2015	24610H401 24610H500 24610H609	DMAAX DMACX DMSIX	[TIN OMITTED]	S000051734

(Execution page to follow)

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DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust

SEC Registration No. 811-4304 (1940 Act)

2-97889 (1933 Act)

Registrant CIK# 769220 Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio} or Class Identifier#
Delaware Core Plus Bond Fund Class A Class C Class R Institutional Class	07/20/2007	246094205 246094700 246094809 246094502	DEGGX DUGCX DUGRX DUGIX	[TIN OMITTED]	S000003919
Delaware Emerging Markets Debt Fund Class A Class C Class R Institutional Class		246094841 246094833 246094825 246094817	DEDAX DEDCX DEDRX DEDIX	[TIN OMITTED]	S000041892

13

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust

SEC Registration No. 811-2071 (1940 Act)

2-37707 (1933 Act)

Registrant CIK# 027825 Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Corporate Bond Fund Class A Class C Class R Institutional Class	07/20/2007	245908785 245908769 245908744 245908751	DGCAX DGCCX DGCRX DGCIX	[TIN OMITTED]	S000003921
Delaware Extended Duration Bond Fund Class A Class C Class R Class R6 Institutional Class	07/20/2007	245908835 245908819 245908728 245908629 245908793	DEEAX DEECX DEERX DEZRX DEEIX	[TIN OMITTED]	S000003923
Delaware High-Yield Opportunities Fund Class A Class C Class R Institutional Class	07/20/2007	245908876 245908850 245908736 245908843	DHOAX DHOCX DHIRX DHOIX	[TIN OMITTED]	S000003924
Delaware Diversified Floating Rate Fund Class A Class C Class R Institutional Class	10/01/2010	245908660 245908652 245908645 245908637	DDFAX DDFCX DDFFX DDFLX	[TIN OMITTED]	S000028004

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DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust

SEC Registration No. 811-3363 (1940 Act)

2-75526 (1933 Act)

Registrant CIK# 357059

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Limited-Term Diversified Income Fund Class A Class C Class R Institutional Class	07/20/2007	245912308 245912704 245912803 245912506	DTRIX DTICX DLTRX DTINX	[TIN OMITTED]	S000002397
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DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust

SEC Registration No. 811-3850 (1940 Act)

2-86606 (1933 Act)

Registrant CIK# 728352 Tax Year End: August 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Tax-Free USA Intermediate Fund Class A Class C Institutional Class	07/20/2007	245909304 245909882 24610H203	DMUSX DUICX DUSIX	[TIN OMITTED]	S000002404

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DELAWARE POOLED TRUST, a Delaware statutory trust

SEC Registration No. 811-6322 (1940 Act)

33-40991 (1933 Act)

Registrant CIK# 875352 Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
The Large-Cap Growth Equity Portfolio	07/20/2007	246248512	DPLGX	[TIN OMITTED]	S000003930
The Large-Cap Value Equity Portfolio	07/20/2007	246248108	DPDEX	[TIN OMITTED]	S000003931
The Focus Smid-Cap Growth Equity Portfolio	07/20/2007	246248546	DGCTX	[TIN OMITTED]	S000003935
The Real Estate Investment Trust Portfolio Class A Class B Class C Class R Institutional Class	07/20/2007	246248868 246248819 246248793 246248561 246248777	DPREX DPRBX DPRCX DPRRX DPRSX	[TIN OMITTED]	S000003937
The Select 20 Portfolio	07/20/2007	246248645	DPCEX	[TIN OMITTED]	S000003928
The Labor Select International Equity Portfolio	07/20/2007	246248876	DELPX	[TIN OMITTED]	S000003929
The Emerging Markets Portfolio	07/20/2007	246248843	DPEMX	[TIN OMITTED]	S000003940
The High-Yield Bond Portfolio	07/20/2007	246248850	DPHYX	[TIN OMITTED]	S000003942
The Core Plus Fixed Income Portfolio	07/20/2007	246248538	DCPFX	[TIN OMITTED]	S000003939
The Emerging Markets Portfolio II	10/01/2010	246248470	DPEGX	[TIN OMITTED]	S000025841

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DELAWARE VIP TRUST, a Delaware statutory trust

SEC Registration No. 811-5162 (1940 Act)

33-14363 (1933 Act)

Registrant CIK# 814230

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio} or Class Identifier #
Delaware VIP Limited-Term Diversified Income Series Standard Class Service Class	07/20/2007	246493563 246493571	N/A	[TIN OMITTED]	S000002479
Delaware VIP Diversified Income Series Standard Class Service Class	07/20/2007	246493548 246493555	N/A	[TIN OMITTED]	S000002481
Delaware VIP Emerging Markets Series Standard Class Service Class	07/20/2007	246493878 246493886	N/A	[TIN OMITTED]	S000002482
Delaware VIP High Yield Series Standard Class Service Class	07/20/2007	246493811 246493829	N/A	[TIN OMITTED]	S000002485
Delaware VIP International Value Equity Series Standard Class Service Class	07/20/2007	246493761 246493779	N/A	[TIN OMITTED]	S000002486
Delaware VIP REIT Series Standard Class Service Class	07/20/2007	246493720 246493738	N/A	[TIN OMITTED]	S000002473
Delaware VIP Small Cap Value Series Standard Class	07/20/2007	246493670	N/A	[TIN OMITTED]	S000002475

18

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Service Class		246493688
Delaware VIP U.S. Growth Series Standard Class Service Class	07/20/2007	246493589 246493597	N/A	[TIN OMITTED]	S000002477
Delaware VIP Value Series Standard Class Service Class	07/20/2007	246493746 246493753	N/A	[TIN OMITTED]	S000002478
Delaware VIP Smid Cap Growth Series Standard Class Service Class	7/20/2007	246493837 246493845	N/A	[TIN OMITTED]	S000002484
19

VOYAGEUR MUTUAL FUNDS III, a Delaware statutory trust

SEC Registration No. 811-4547 (1940 Act)

2-95928 (1933 Act)

Registrant CIK# 763749

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier#
Delaware Select Growth Fund Class A Class C Class R Institutional Class	07/20/2007	928931104 928931203 928931740 928931757	DVEAX DVECX DFSRX VAGGX	[TIN OMITTED]	S000003946

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., a Maryland corporation

SEC Registration No. 811-7460 (1940 Act)

33-57808 (1933 Act)

Registrant CIK# 896923

Tax Year End: November 30

CUSIP: 245915103

Tax ID#: [TIN OMITTED]

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, a Delaware statutory trust

SEC Registration No. 811-22050 (1940 Act)

333-142103 (1933 Act)

Registrant CIK# 1396167

Tax Year End: November 30

CUSIP: 246060107

Tax ID#: [TIN OMITTED]

20